SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

                        January 20, 2000
               (Date of earliest event reported)

              KINDER MORGAN ENERGY PARTNERS, L.P.
     (Exact name of registrant as specified in its charter)




     Delaware              1-11234              76-0380342
(State or other          (Commission         (I.R.S. Employer
jurisdiction of          File Number)        Identification No.)
incorporation)



                   1301 McKinney, Suite 3400
                      Houston, Texas 77010
  (Address of principal executive offices, including zip code)


                          713-844-9500
      (Registrant's telephone number, including area code)

Item 2.        Acquisition of Assets.

     On December 30, 1999, Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), entered into a Contribution Agreement among the Partnership, Kinder Morgan G.P., Inc., a Delaware corporation ("KMGP"), Kinder Morgan, Inc., a Kansas corporation ("KMI"), Natural Gas Pipeline Company of America, a Delaware corporation ("NGPL"), and KN Gas Gathering, Inc., a Colorado corporation ("KNGG"). On January 20, 2000, but effective as of December 31, 1999, the contribution of assets by KMI, NGPL and KNGG to the Partnership was completed.

     In exchange for the contribution to the Partnership of:

     (i) all of KMI's interest in Kinder Morgan Interstate Gas Transmission, LLC, a Colorado single-member limited liability company ("KM Interstate"),

     (ii)      all of NGPL's interest in Kinder Morgan
Trailblazer LLC, a Delaware single-member limited liability company ("KM Trailblazer"), and

     (iii)     all of KNGG's interest in Red Cedar Gathering
Company, a Colorado general partnership ("Red Cedar"),

the Partnership took the following actions:

     (1) issued an aggregate of 9,810,000 common units representing limited partnership units of KMEP to KMI, NGPL and KNGG,

     (2) made a special distribution in the amount of $200,000,000 in cash to KMI, and

     (3) has the obligation to pay KMI $130,000,000 within 90 days of the closing.

     Upon the contribution, the Partnership acquired (i) the assets of KM Interstate, including an interstate natural gas transmission system, consisting of approximately 6,600 miles of pipeline, that transports natural gas eastward from the Rocky Mountains, (ii) KM Trailblazer's one-third partnership interest in Trailblazer Pipeline Company, an Illinois general partnership whose assets include an interstate natural gas transmission system, consisting of approximately 430 miles of pipeline and one compression station, that transports natural gas eastward from the Rocky Mountains and (iii) KNGG's 49% interest in Red Cedar, whose assets consist of over 450 miles of gathering pipeline connecting more than 600 producing gas wells and provide natural gas gathering and treating facilities for natural gas producers in certain regions of Colorado. The Partnership intends to continue the same use of all of these assets.

     The Partnership's distribution and issuance of common units in exchange for the contribution was determined pursuant to an arms-length negotiation between the parties, with both sides receiving a fairness opinion from independent financial advisors. The source of funds for the $200 million special distribution was a borrowing under the Partnership's existing 364-Day, $300,000,000 Credit Agreement, dated as of September 29, 1999, among the Partnership, the lenders party thereto and First Union National Bank, as administrative agent for such lenders. The source of funds for the remaining $130 million has not been determined.

     In connection with the Contribution, KMGP amended the Partnership's Second Amended and Restated Agreement of Limited Partnership, as allowed by that agreement, to provide for (i) the special distribution of $330 million to KMI, (ii) a revision to the definition of "Conflicts and Audit Committee" to remove an outdated reference, (iii) a revision to the definition of "Record Holder" to indicate that KMI, NGPL and KNGG shall not receive dividends on any common units of the Partnership held by them for the fiscal quarter ended December 31, 1999, and (iv) a revision to the provisions related to priority allocations to properly match allocations of income to distributions of cash.

     The general partner of the Partnership, KMGP, is responsible for the operation and day-to-day management of the Partnership and is an indirect, wholly-owned subsidiary of KMI. Certain of the directors and officers of KMI are also directors and officers of KMGP.

Item 5.        Other Events.

     On January 20, 2000, the Partnership issued a press release announcing, among other things, the closing of the transaction referenced in Item 2 above. A portion of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (a)  Financial Statements.

          It is impractical to provide the financial statements required by Item 7 of this report on Form 8-K at the time of filing hereof. Such financial statements will be filed not later than April 4, 2000.

     (b)  Pro Forma Financial Information.

          It is impractical to provide the pro forma financial information required by Item 7 of this report on Form 8-K at the time of filing hereof. Such pro forma financial information will be filed not later than April 4, 2000.

     (c)  Exhibits.

          The following materials are filed as exhibits to this Current Report on Form 8-K.

     Exhibit
     Number              Description

     2.1 Contribution Agreement, dated as of December 30, 1999, by and among the Partnership, KMGP, KMI, NGPL and KNGG (incorporated by reference from Exhibit
                         99.1 to the Partnership's Current Report on Form 8-K filed January 14, 2000).

     4.1                 Amendment No. 1 to Second Amended and
                         Restated Agreement of Limited
                         Partnership of the Partnership dated as
                         of January, 20, 2000, by KMGP in its
                         individual capacity and as attorney-in-
                         fact for the limited partners of the
                         Partnership.

     99.1 Portion of the Press Release of the Partnership issued January 20, 2000.

                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KINDER MORGAN ENERGY PARTNERS, L.P.

                              By:  KINDER MORGAN G.P., INC.,
                                   its general partner



                              By: /s/ Joseph Listengart
                                  ------------------------------
                                Joseph Listengart
                                Vice President, General Counsel
                                   and Secretary

Date:  February 4, 2000

                         EXHIBIT INDEX

     Exhibit
     Number              Description
     ------              ------------

     2.1 Contribution Agreement, dated as of December 30, 1999, by and among the Partnership, KMGP, KMI, NGPL and KNGG (incorporated by reference from Exhibit
                         99.1 to the Company's Current Report on
                         Form 8-K filed January 14, 2000).

     4.1                 Amendment No. 1 to Second Amended and
                         Restated Agreement of Limited
                         Partnership of the Partnership dated as
                         of January, 20, 2000, by KMGP in its
                         individual capacity and as attorney-in-
                         fact for the limited partners of the
                         Partnership.

     99.1 Portion of the Press Release of the Partnership issued January 20, 2000.